                                                                      EXHIBIT 21


                      SUBSIDIARY                             JURISDICTION
                      ----------                             ------------
XO Alabama, Inc.                                              Washington
XO Arizona, Inc.                                              Washington
XO California, Inc.                                           Washington
XO Colorado, LLC                                              Washington
XO Connecticut, Inc.                                          Washington
XO Delaware, Inc.                                             Washington
XO D.C., Inc.                                                 Washington
XO Florida, Inc.                                              Washington
XO Georgia, Inc.                                              Washington
XO Hawaii, Inc.                                               Washington
XO Idaho, Inc.                                                Washington
XO Illinois, Inc.                                             Washington
XO Indiana, Inc.                                              Washington
XO Kansas, Inc.                                               Washington
XO Kentucky, Inc.                                             Washington
XO Louisiana, Inc.                                            Washington
XO Maine, Inc.                                                Washington
XO Maryland, LLC                                              Washington
XO Massachusetts, Inc.                                        Washington
XO Michigan, Inc.                                             Washington
XO Minnesota, LLC                                             Washington
XO Mississippi, Inc.                                          Washington
XO Missouri, Inc.                                             Washington
XO New Hampshire, Inc.                                        Washington
XO New Jersey, Inc.                                           Washington
XO New Mexico, Inc.                                           Washington
XO New York, Inc.                                             Washington
XO North Carolina, Inc.                                       Washington
XO Ohio, Inc.                                                 Washington
XO Oregon, Inc.                                               Washington
XO Pennsylvania, Inc.                                         Washington
XO Rhode Island, Inc.                                         Washington
XO South Carolina, Inc.                                       Washington
XO Tennessee, Inc.                                            Washington
XO Texas, Inc.                                                Washington
XO Utah, Inc.                                                 Washington
XO Virginia, LLC                                              Washington
XO Washington, Inc.                                           Washington
XO West Virginia, Inc.                                        Washington
XO Wisconsin, Inc.                                            Washington
XO Domestic Holdings, Inc.                                     Delaware
XO Services, Inc.                                              Delaware
XO Data Services, LLC                                          Delaware
XO Interactive, Inc.                                          Washington
XO Mindshare, LLC                                             Washington
XO One, Inc.                                                   Delaware
XO Intercity Holdings No. 1, LLC                              Washington
XO Intercity Holdings No. 2, LLC                               Delaware
LHP Equipment, Inc.                                            Delaware
XO LMDS Holdings No. 1, Inc.                                    Nevada
XO LMDS Holdings No. 2, Inc.                                   Delaware
XO LMDS Holdings No. 3, LLC                                   Washington
Lightspeed Communications, L.P.                                  Texas
XO Long Distance Services, Inc.                               Washington
XO Long Distance Services (Virginia), LLC                     Washington
XO International Holdings, Inc.                                Delaware
XO International, Inc.                                         Delaware
NEXTLINK Global ApS                                             Denmark

NEXTLINK France SAS                                             France
NEXTLINK Deutschland GmbH                                       Germany
NEXTLINK Belgium SPRL                                           Belgium
NEXTLINK Netherlands B.V.                                     Netherlands
NEXTLINK UK, Limited                                        United Kingdom
Falcon Administration, LLC                                    Washington
ITC                                                              Utah
XO Capital, Inc.                                              Washington
XO Communications Merger Subsidiary, Inc.                     Washington
XO Management Services, Inc.                                  Washington
XO Management Services Nevada, Inc.                           Washington
XO Technology Services, Inc.                                  Washington